Exhibit 99.1

4955 Technology Way ∎ Boca Raton, Florida 33431 ∎ www.geogroup.com

THE GEO GROUP REPORTS THIRD QUARTER 2019 RESULTS

•	3Q19 Net Income Attributable to GEO of $0.39 per diluted share

•	3Q19 Adjusted Net Income of $0.44 per diluted share

•	3Q19 AFFO of $0.72 per diluted share

•	Updated FY19 guidance for Net Income Attributable to GEO of $1.45-$1.47 per diluted share and Adjusted Net Income of $1.60 to $1.62 per diluted share

•	Updated FY19 AFFO guidance of $2.75-$2.77 per diluted share

•	Repurchased $34 million of senior unsecured notes due 2022 and closed on $44 million, 15-year real estate loan bearing interest at 4.22% annually

Boca Raton, Fla. – November 5, 2019 — The GEO Group, Inc. (NYSE: GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) and a leading provider of evidence-based offender rehabilitation and community reentry services around the globe, reported today its financial results for the third quarter of 2019.

Third Quarter 2019 Highlights

•	Net Income Attributable to GEO of $45.9 million or $0.39 per diluted share

•	Adjusted Net Income of $0.44 per diluted share

•	Net Operating Income of $172.2 million

•	Normalized FFO of $0.59 per diluted share

•	AFFO of $0.72 per diluted share

GEO reported third quarter 2019 net income attributable to GEO of $45.9 million, or $0.39 per diluted share, compared to $39.3 million, or $0.33 per diluted share, for the third quarter 2018. GEO reported total revenues for the third quarter 2019 of $631.6 million up from $583.5 million for the third quarter 2018. Third quarter 2019 results reflect a $1.2 million loss on real estate assets, pre-tax, $6.1 million in start-up expenses, pre-tax, and a $0.6 million gain on the extinguishment of debt, pre-tax, related to the repurchase of $34 million of senior unsecured notes due 2022. Excluding these items, GEO reported third quarter 2019 Adjusted Net Income of $52.9 million, or $0.44 per diluted share.

GEO reported third quarter 2019 Normalized Funds From Operations (“Normalized FFO”) of $70.3 million, or $0.59 per diluted share, compared to $62.9 million, or $0.52 per diluted share, for the third quarter 2018. GEO reported third quarter 2019 Adjusted Funds From Operations (“AFFO”) of $85.6 million, or $0.72 per diluted share, compared to $77.9 million, or $0.65 per diluted share, for the third quarter 2018.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We are pleased with our strong quarterly financial performance, which reflect strong fundamentals and growing earnings. During the quarter, we reactivated 4,600 previously idle beds, which are expected to drive future cash flow growth. We are proud to have published our first-ever Human Rights and ESG report in September, highlighting our long-standing commitment to respecting the human rights of all those in our care, as well as, the continued success of our GEO Continuum of Care enhanced rehabilitation and post-release programs. We believe that our current dividend payment is supported by stable and predictable cash flows, and we expect to continue to apply our growing excess cash flow towards paying down debt.”

First Nine Months 2019 Highlights

•	Net Income Attributable to GEO of $128.6 million or $1.08 per diluted share

•	Adjusted Net Income of $1.21 per diluted share

•	Net Operating Income of $503.2 million

•	Normalized FFO of $1.65 per diluted share

•	AFFO of $2.09 per diluted share

For the first nine months of 2019, GEO reported net income attributable to GEO of $128.6 million, or $1.08 per diluted share, compared to $111.7 million, or $0.92 per diluted share, for the first nine months of 2018. GEO reported total revenues for the first nine months of 2019 of $1.86 billion up from $1.73 billion for the first nine months of 2018. Results for the first nine months of 2019 reflect a $2.7 million loss on real estate assets, pre-tax, $8.7 million in start-up expenses, pre-tax, and a $5.1 million loss on the extinguishment of debt, pre-tax. Excluding these items, GEO reported Adjusted Net Income of $144.5 million, or $1.21 per diluted share, for the first nine months of 2019.

GEO reported Normalized Funds From Operations (“Normalized FFO”) for the first nine months of 2019 of $197.2 million, or $1.65 per diluted share, compared to $173.2 million, or $1.43 per diluted share, for the first nine months of 2018. GEO reported Adjusted Funds From Operations (“AFFO”) for the first nine months of 2019 of $249.3 million, or $2.09 per diluted share, compared to $219.9 million, or $1.82 per diluted share, for the first nine months of 2018.

2019 Financial Guidance

GEO updated its initial financial guidance for the full-year and its revenue guidance for the fourth quarter of 2019. GEO expects full-year 2019 total revenue to be approximately $2.49 billion. GEO expects full-year 2019 Net Income Attributable to GEO to be in a range of $1.45-$1.47 per diluted share and Adjusted Net Income to be in a range of $1.60-$1.62 per diluted share. GEO expects full-year 2019 AFFO to be in a range of $2.75-$2.77 per diluted share.

GEO expects fourth quarter 2019 revenues to be in a range of $629 million to $634 million. GEO expects fourth quarter 2019 Net Income Attributable to GEO to be in a range of $0.37 to $0.39 per diluted share and Adjusted Net Income to be in a range of $0.39 to $0.41 per diluted share. GEO expects fourth quarter 2019 AFFO to be in a range of $0.66 to $0.68 per diluted share.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Debt Repurchases and Financing Update

During the third quarter 2019, GEO repurchased approximately $34 million of senior unsecured notes due 2022. GEO also closed on a $44 million, 15-year real estate loan bearing interest at 4.22 percent annually. At the end of the third quarter, GEO had approximately $395 million in available borrowing capacity under its $900 million revolving credit facility, which matures in May 2024.

Quarterly Dividend

On October 14, 2019, GEO’s Board of Directors declared a quarterly cash dividend of $0.48 per share. The quarterly cash dividend was paid on November 1, 2019 to shareholders of record as of the close of business on October 25, 2019. The declaration of future quarterly cash dividends is subject to approval by GEO’s Board of Directors and to meeting the requirements of all applicable laws and regulations. GEO’s Board of Directors retains the power to modify its dividend policy as it may deem necessary or appropriate in the future.

Reconciliation Tables and Supplemental Information

GEO has made available Supplemental Information which contains reconciliation tables of Net Income Attributable to GEO to Net Operating Income, Net Income to EBITDAre (EBITDA for real estate) and Adjusted EBITDAre (Adjusted EBITDA for real estate), and Net Income Attributable to GEO to FFO, Normalized FFO and AFFO, along with supplemental financial and operational information on GEO’s business and other important operating metrics, and in this press release, Net Income Attributable to GEO to Adjusted Net Income. The reconciliation tables are also presented herein. Please see the section below titled “Note to Reconciliation Tables and Supplemental Disclosure - Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures. GEO’s Reconciliation Tables can be found herein and in GEO’s Supplemental Information available on GEO’s investor webpage at investors.geogroup.com.

Conference Call Information

GEO has scheduled a conference call and simultaneous webcast for today at 11:00 AM (Eastern Time) to discuss GEO’s third quarter 2019 financial results as well as its outlook. The call-in number for the U.S. is 1-877-250-1553 and the international call-in number is 1-412-542-4145. In addition, a live audio webcast of the conference call may be accessed on the Events and Webcasts section under the News, Events and Reports tab of GEO’s investor relations webpage at investors.geogroup.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until November 19, 2019 at 1-877-344-7529 (U.S.) and 1-412-317-0088 (International). The participant passcode for the telephonic replay is 10136408.

About The GEO Group

The GEO Group (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of secure facilities, processing centers, and community reentry centers in the United States, Australia, South Africa, and the United Kingdom. GEO is a leading provider of enhanced offender rehabilitation, post-release support, electronic monitoring, and community-based programs. GEO’s worldwide operations include the ownership and/or management of 130 facilities totaling approximately 96,000 beds, including projects under development, with a growing workforce of approximately 23,000 professionals.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Note to Reconciliation Tables and Supplemental Disclosure –

Important Information on GEO’s Non-GAAP Financial Measures

Net Operating Income, EBITDAre, Adjusted EBITDAre, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations, and Adjusted Net Income are non-GAAP financial measures that are presented as supplemental disclosures. GEO has presented herein certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including Adjusted Net Income, Adjusted EBITDAre, Net Operating Income, FFO, Normalized FFO, and AFFO. The determination of the amounts that are included or excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While we have provided a high level reconciliation for the guidance ranges for full year 2019, we are unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking non-GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, gain/loss on extinguishment of debt, depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, gain/loss on real estate assets, pre-tax, and start-up expenses, pre-tax.

EBITDAre (EBITDA for real estate) is defined as net income adjusted by adding provisions for income tax, interest expense, net of interest income, depreciation and amortization, and gain/loss on real estate assets, pre-tax. Adjusted EBITDAre (Adjusted EBITDA for real estate) is defined as EBITDAre adjusted for net loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented start-up expenses, pre-tax, legal related expenses, pre-tax, and escrow releases, pre-tax. Given the nature of our business as a real estate owner and operator, we believe that EBITDAre and Adjusted EBITDAre are helpful to investors as measures of our operational performance because they provide an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We believe that by removing the impact of our asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDAre and Adjusted EBITDAre provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from net income attributable to GEO.

The adjustments we make to derive the non-GAAP measures of EBITDAre and Adjusted EBITDAre exclude items which may cause short-term fluctuations in income from continuing operations and which we do not consider to be the fundamental attributes or primary drivers of our business plan and they do not affect our overall long-term operating performance. EBITDAre and Adjusted EBITDAre provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net Tax Cuts and Jobs Act (“TCJA”) impact, gain/loss on the extinguishment of debt, start-up expenses, legal related expenses, escrow releases, and tax effect of adjustments to FFO.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net TCJA impact, gain/loss on real estate assets, gain/loss on the extinguishment of debt, start-up expenses, legal related expenses, escrow releases, and tax effect of adjustments to Net Income Attributable to GEO.

Because of the unique design, structure and use of our correctional facilities, processing centers, and reentry centers, we believe that assessing the performance of our correctional facilities, processing centers, and reentry centers without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We have modified FFO to derive Normalized FFO and AFFO that meaningfully reflect our operations.

Our assessment of our operations is focused on long-term sustainability. The adjustments we make to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in net income attributable to GEO but have no impact on our cash flows, or we do not consider them to be fundamental attributes or the primary drivers of our business plan and they do not affect our overall long-term operating performance. We may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of our operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from Net Income Attributable to GEO.

We believe the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of our ability to fund capital expenditures and expand our business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in our industry as a real estate investment trust.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for the full year and fourth quarter of 2019, the assumptions underlying such guidance, the continued expansion and success of our GEO Continuum of Care, and statements regarding growth opportunities and allocation of capital to enhance long-term value for our shareholders and applying excess cash towards paying down debt. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2019 given the various risks to which its business is exposed; (2) GEO’s ability to declare future quarterly cash dividends and the timing and amount of such future cash dividends; (3) GEO’s ability to successfully pursue further growth and continue to create shareholder value; (4) GEO’s ability to obtain future financing on acceptable terms; (5) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (6) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (7) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (8) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (9) GEO’s ability to sustain company-wide occupancy rates at its facilities; (10) the impact of any future regulations or guidance on the Tax Cuts and Jobs Act; (11) GEO’s ability to remain qualified as a REIT; (12) the incurrence of REIT related expenses; and (13) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Third quarter and first nine months of 2019 financial tables to follow:

Condensed Consolidated Balance Sheets*

(Unaudited)

	As of	As of
	September 30, 2019	December 31, 2018
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$54,030	$31,255
Restricted cash and cash equivalents	33,536	51,678
Accounts receivable, less allowance for doubtful accounts	377,984	445,526
Contract receivable, current portion	8,193	15,535
Prepaid expenses and other current assets	43,856	57,768

Total current assets	$517,599	$601,762

Restricted Cash and Investments	33,728	22,431
Property and Equipment, Net	2,155,498	2,158,610
Contract Receivable	353,010	368,178
Operating Lease Right-of-Use Assets, Net	125,718	—
Assets Held for Sale	3,761	2,634
Deferred Income Tax Assets	29,924	29,924
Intangible Assets, Net (including goodwill)	991,948	1,008,719
Other Non-Current Assets	71,693	65,860

Total Assets	$4,282,879	$4,258,118

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts payable	$96,263	$93,032
Accrued payroll and related taxes	57,774	76,009
Accrued expenses and other current liabilities	202,356	204,170
Operating lease liabilities, current portion	28,795	—
Current portion of finance lease obligations, long-term debt, and non-recourse debt	23,417	332,027

Total current liabilities	$408,605	$705,238

Deferred Income Tax Liabilities	13,681	13,681
Other Non-Current Liabilities	88,159	82,481
Operating Lease Liabilities	99,271	—
Finance Lease Liabilities	3,403	4,570
Long-Term Debt	2,355,724	2,397,227
Non-Recourse Debt	307,032	15,017
Total Shareholders’ Equity	1,007,004	1,039,904

Total Liabilities and Shareholders’ Equity	$4,282,879	$4,258,118

*	all figures in ‘000s

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Condensed Consolidated Statements of Operations*

(Unaudited)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$631,579	$583,530	$1,856,212	$1,731,956
Operating expenses	472,513	434,806	1,382,678	1,299,312
Depreciation and amortization	32,419	31,297	97,240	94,536
General and administrative expenses	48,488	47,647	142,183	136,927

Operating income	78,159	69,780	234,111	201,181

Interest income	6,686	8,428	23,127	26,194
Interest expense	(36,645)	(37,991)	(115,857)	(110,205)
Gain/(Loss) on extinguishment of debt	594	—	(5,147)	(574)

Income before income taxes and equity in earnings of affiliates	48,794	40,217	136,234	116,596

Provision for income taxes	5,137	3,723	14,509	12,193
Equity in earnings of affiliates, net of income tax provision	2,228	2,735	6,645	7,071

Net income	45,885	39,229	128,370	111,474

Less: Net loss attributable to noncontrolling interests	47	60	181	223

Net income attributable to The GEO Group, Inc.	$45,932	$39,289	$128,551	$111,697

Weighted Average Common Shares Outstanding:
Basic	119,209	119,681	119,052	120,567
Diluted	119,282	120,302	119,314	121,055

Net income per Common Share Attributable to The GEO Group, Inc. :
Basic:
Net income per share — basic	$0.39	$0.33	$1.08	$0.93

Diluted:
Net income per share — diluted	$0.39	$0.33	$1.08	$0.92

Regular Dividends Declared per Common Share	$0.48	$0.47	$1.44	$1.41

*	all figures in ‘000s, except per share data

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Reconciliation of Net Income Attributable to GEO to Adjusted Net Income

(In thousands, except per share data)(Unaudited)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
Net Income attributable to GEO	$45,932	$39,289	$128,551	$111,697

Add (Subtract):
Net Tax Cuts and Jobs Act Impact	—	—	—	304
(Gain)/Loss on extinguishment of debt	(594)	—	5,147	574
Start-up expenses, pre-tax	6,077	3,728	8,718	3,826
Legal related expenses, pre-tax	—	—	—	4,500
Escrow releases, pre-tax	—	—	—	(2,273)
(Gain)/Loss on real estate assets, pre-tax	1,196	2,209	2,693	2,701
Tax effect of adjustments to Net Income attributable to GEO	248	74	(650)	(639)

Adjusted Net Income	$52,859	$45,300	$144,459	$120,690

Weighted average common shares outstanding - Diluted	119,282	120,302	119,314	121,055

Adjusted Net Income Per Diluted Share	$0.44	$0.38	$1.21	$1.00

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Reconciliation of Net Income Attributable to GEO to FFO, Normalized FFO, and AFFO*

(Unaudited)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income attributable to GEO	$45,932	$39,289	$128,551	$111,697
Add (Subtract):
Real Estate Related Depreciation and Amortization	17,931	17,634	53,970	52,531
(Gain)/Loss on real estate assets	1,196	2,209	2,693	2,701

Equals: NAREIT defined FFO	$65,059	$59,132	$185,214	$166,929

Add (Subtract):
Net Tax Cuts and Jobs Act Impact	—	—	—	304
(Gain)/Loss on extinguishment of debt, pre-tax	(594)	—	5,147	574
Start-up expenses, pre-tax	5,593	3,728	7,467	3,826
Legal related expenses, pre-tax	—	—	—	4,500
Escrow releases, pre-tax	—	—	—	(2,273)
Tax Effect of adjustments to Funds From Operations **	248	74	(650)	(639)

Equals: FFO, normalized	$70,306	$62,934	$197,178	$173,221

Add (Subtract):
Non-Real Estate Related Depreciation & Amortization	14,488	13,663	43,270	42,005
Consolidated Maintenance Capital Expenditures	(5,744)	(6,162)	(14,893)	(17,561)
Stock Based Compensation Expenses	4,739	5,564	16,919	16,351
Amortization of debt issuance costs, discount and/or premium and other non-cash interest	1,838	1,868	6,861	5,860

Equals: AFFO	$85,627	$77,867	$249,335	$219,876

Weighted average common shares outstanding - Diluted	119,282	120,302	119,314	121,055

FFO/AFFO per Share - Diluted

Normalized FFO Per Diluted Share	$0.59	$0.52	$1.65	$1.43
AFFO Per Diluted Share	$0.72	$0.65	$2.09	$1.82

Regular Common Stock Dividends per common share	$0.48	$0.47	$1.44	$1.41

*	all figures in ‘000s, except per share data
**	tax adjustments related to (Gain)/Loss on real estate assets, Debt extinguishment, Start-up expenses, Legal expenses and Escrow releases

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

Reconciliation of Net Income Attributable to GEO to

Net Operating Income, EBITDAre and Adjusted EBITDAre*

(Unaudited)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income attributable to GEO	$45,932	$39,289	$128,551	$111,697
Less
Net loss attributable to noncontrolling interests	47	60	181	223

Net Income	$45,885	$39,229	$128,370	$111,474

Add (Subtract):
Equity in earnings of affiliates, net of income tax provision	(2,228)	(2,735)	(6,645)	(7,071)
Income tax provision	5,137	3,723	14,509	12,193
Interest expense, net of interest income	29,959	29,563	92,730	84,011
(Gain)/Loss on extinguishment of debt	(594)	—	5,147	574
Depreciation and amortization	32,419	31,297	97,240	94,536
General and administrative expenses	48,488	47,647	142,183	136,927

Net Operating Income, net of operating lease obligations	$159,066	$148,724	$473,534	$432,644

Add:
Operating lease expense, real estate	6,391	8,110	19,514	23,805
(Gain)/Loss on real estate assets, pre-tax	1,196	2,209	2,693	2,701
Start-up expenses, pre-tax	5,593	3,728	7,467	3,826

Net Operating Income (NOI)	$172,246	$162,771	$503,208	$462,976

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income	$45,885	$39,229	$128,370	$111,474
Add (Subtract):
Income tax provision **	5,593	3,923	15,681	12,829
Interest expense, net of interest income ***	29,365	29,563	97,878	84,585
Depreciation and amortization	32,419	31,297	97,240	94,536
(Gain)/Loss on real estate assets, pre-tax	1,196	2,209	2,693	2,701

EBITDAre	$114,458	$106,221	$341,862	$306,125

Add (Subtract):
Net loss attributable to noncontrolling interests	47	60	181	223
Stock based compensation expenses, pre-tax	4,739	5,564	16,919	16,351
Start-up expenses, pre-tax	5,593	3,728	7,467	3,826
Legal related expenses, pre-tax	—	—	—	4,500
Escrow Releases, pre-tax	—	—	—	(2,273)

Adjusted EBITDAre	$124,837	$115,573	$366,429	$328,752

*	all figures in ‘000s
**	including income tax provision on equity in earnings of affiliates
***	includes (gain)/loss on extinguishment of debt

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

2019 Outlook/Reconciliation

(In thousands, except per share data)

(Unaudited)

	FY 2019
Net Income Attributable to GEO	$172,500	to	$175,500
Real Estate Related Depreciation and Amortization	72,500		72,500
Loss on Real Estate Assets	3,000		3,000

Funds from Operations (FFO)	$248,000	to	$251,000

Start-Up and Transition Expenses	10,500		10,500
Loss on the Extinguishment on Debt	5,000		5,000
Tax Effect to Adjustment to FFO	(750)		(750)

Normalized Funds from Operations	$262,750	to	$265,750

Non-Real Estate Related Depreciation and Amortization	58,500		58,500
Consolidated Maintenance Capex	(22,750)		(22,750)
Non-Cash Stock Based Compensation	22,000		22,000
Non-Cash Interest Expense	8,000		8,000

Adjusted Funds From Operations (AFFO)	$328,500	to	$331,500

Net Interest Expense	126,000		126,000
Non-Cash Interest Expense	(8,000)		(8,000)
Loss on the Extinguishment on Debt	(5,000)		(5,000)
Adjustment for Non-Cash Loss on Real Estate Assets	(2,000)		(2,000)
Consolidated Maintenance Capex	22,750		22,750
Income Taxes (including income tax provision on equity in earnings of affiliates)	20,000		20,000

Adjusted EBITDAre	$482,250	to	$485,250

G&A Expenses	189,000		189,000
Non-Cash Stock Based Compensation	(22,000)		(22,000)
Equity in Earnings of Affiliates	(9,000)		(9,000)
Real Estate Related Operating Lease Expense	26,500		26,500

Net Operating Income	$666,750	to	$669,750

Adjusted Net Income Per Diluted Share	$1.60	to	$1.62
AFFO Per Diluted Share	$2.75	to	$2.77
Weighted Average Common Shares Outstanding-Diluted	119,250	to	119,500

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations